UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2014

Rockwood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Overlook Center

Princeton, New Jersey 08540

(Address of registrant’s principal executive office)

(609) 514-0300

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01              Other Events

In the second quarter of 2014, Rockwood reorganized its metal sulfides business and began reporting it within its Surface Treatment segment. The metal sulfides business was previously reported in the “Corporate and other” category. In its Form 10-Q for the quarterly period ended June 30, 2014, Rockwood reclassified its consolidated financial statements to reflect this segment change for all periods presented in such Form 10-Q. The effect of this segment change was not material to previously issued annual and interim financial statements. As a result, the consolidated financial statements and accompanying notes as of and for the years ended December 31, 2013, 2012 and 2011 included in Rockwood’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as well as for the three months ended March 31, 2014 and 2013, respectively, included in Rockwood’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014, have not been recast to reflect the metal sulfides business within the Surface Treatment segment.

The table below sets forth Rockwood’s financial information by segment (i) as reported in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014 and (ii) as would have been reported if the financial statements reflected the segment change.

	Year ended December 31,						Three months ended March 31,
	2013		2012		2011		2014		2013
($ in millions)	As Reported	As Updated	As Reported	As Updated	As Reported	As Updated	As Reported	As Updated	As Reported	As Updated
Net Sales:
Lithium	$479.4	$479.4	$474.4	$474.4	$456.5	$456.5	$115.8	$115.8	$118.5	$118.5
Surface Treatment	770.2	885.0	723.2	835.9	743.2	881.8	203.7	235.6	184.5	215.2
Corporate and other	128.2	13.4	126.2	13.5	154.4	15.8	35.0	3.1	34.1	3.4
Total	$1,377.8	$1,377.8	$1,323.8	$1,323.8	$1,354.1	$1,354.1	$354.5	$354.5	$337.1	$337.1

Adjusted EBITDA:
Lithium	$181.8	$181.8	$181.9	$181.9	$170.2	$170.2	$41.1	$41.1	$46.9	$46.9
Surface Treatment	174.3	197.9	155.2	176.9	151.0	178.9	46.4	53.4	39.5	45.6
Corporate and other	(32.8)	(56.4)	(16.0)	(37.7)	(37.2)	(65.1)	(6.7)	(13.7)	(9.0)	(15.1)
Total	$323.3	$323.3	$321.1	$321.1	$284.0	$284.0	$80.8	$80.8	$77.4	$77.4

Income before taxes:
Lithium	$114.5	$114.5	$98.8	$98.8	$118.0	$118.0	$28.1	$28.1	$30.4	$30.4
Surface Treatment	131.6	150.9	91.6	109.5	80.3	99.4	34.2	40.2	27.2	32.2
Corporate and other	(200.7)	(220.0)	(82.3)	(100.2)	(112.8)	(131.9)	(27.8)	(33.8)	(50.3)	(55.3)
Total	$45.4	$45.4	$108.1	$108.1	$85.5	$85.5	$34.5	$34.5	$7.3	$7.3

Identifiable Assets:
Lithium	$1,373.4	$1,373.4	$1,257.6	$1,257.6	$1,189.9	$1,189.9	$1,355.4	$1,355.4
Surface Treatment	1,076.9	1,152.9	977.4	1,094.1	942.2	1,034.7	1,104.0	1,185.4
Corporate and other	1,932.5	1,872.9	1,627.3	1,566.2	423.4	361.1	1,861.9	1,797.6
Eliminations	(399.6)	(416.0)	(431.9)	(487.5)	(410.7)	(440.9)	(403.3)	(420.4)
Total	$3,983.2	$3,983.2	$3,430.4	$3,430.4	$2,144.8	$2,144.8	$3,918.0	$3,918.0

Capital Expenditures:
Lithium	$144.6	$144.6	$98.3	$98.3	$76.2	$76.2	$34.8	$34.8	$34.5	$34.5
Surface Treatment	23.5	25.6	33.6	39.1	23.6	33.3	5.1	5.4	4.4	4.5
Corporate and other	4.2	2.1	8.9	3.4	12.2	2.5	0.4	0.1	0.3	0.2
Total	$172.3	$172.3	$140.8	$140.8	$112.0	$112.0	$40.3	$40.3	$39.2	$39.2

The following table sets forth a reconciliation of Rockwood’s income (loss) from continuing operations before taxes to Adjusted EBITDA from continuing operations for the periods indicated.

	As Reported				As Updated
($ in millions)	Lithium	Surface Treatment	Corporate and other	Consolidated	Lithium	Surface Treatment	Corporate and other	Consolidated
Year ended December 31, 2013
Income (loss) from continuing operations before taxes	$114.5	$131.6	$(200.7)	$45.4	$114.5	$150.9	$(220.0)	$45.4
Interest expense, net	1.6	11.8	68.9	82.3	1.6	12.2	68.5	82.3
Depreciation and amortization	46.0	31.4	16.1	93.5	46.0	35.2	12.3	93.5
Restructuring and other severance costs	8.2	6.0	3.3	17.5	8.2	6.0	3.3	17.5
Systems/organization establishment expenses	1.1	1.0	0.1	2.2	1.1	1.0	0.1	2.2
Acquisition and disposal costs	0.1	2.8	6.0	8.9	0.1	2.8	6.0	8.9
Loss on early extinguishment/modification of debt	2.2	3.1	10.2	15.5	2.2	3.2	10.1	15.5
Asset write-downs and other	4.0	0.1	—	4.1	4.0	0.1	—	4.1
Gain on previously held equity interest	—	(16.0)	—	(16.0)	—	(16.0)	—	(16.0)
Foreign exchange loss on financing activities, net	4.1	1.2	61.8	67.1	4.1	1.2	61.8	67.1
Other	—	1.3	1.5	2.8	—	1.3	1.5	2.8
Total Adjusted EBITDA from continuing operations	$181.8	$174.3	$(32.8)	$323.3	$181.8	$197.9	$(56.4)	$323.3

Year ended December 31, 2012
Income (loss) from continuing operations before taxes	$98.8	$91.6	$(82.3)	$108.1	$98.8	$109.5	$(100.2)	$108.1
Interest expense, net	3.3	15.6	45.6	64.5	3.3	15.7	45.5	64.5
Depreciation and amortization	44.2	31.9	13.2	89.3	44.2	35.4	9.7	89.3
Restructuring and other severance costs	26.1	8.0	1.2	35.3	26.1	8.0	1.2	35.3
Systems/organization establishment expenses	0.6	1.4	—	2.0	0.6	1.4	—	2.0
Acquisition and disposal costs	—	0.2	(2.3)	(2.1)	—	0.2	(2.3)	(2.1)
Loss on early extinguishment/modification of debt	2.6	3.0	6.4	12.0	2.6	3.0	6.4	12.0
Asset write-downs and other	0.1	0.2	—	0.3	0.1	0.2	—	0.3
Foreign exchange loss on financing activities, net	6.2	3.0	1.1	10.3	6.2	3.0	1.1	10.3
Other	—	0.3	1.1	1.4	—	0.5	0.9	1.4
Total Adjusted EBITDA from continuing operations	$181.9	$155.2	$(16.0)	$321.1	$181.9	$176.9	$(37.7)	$321.1

Year ended December 31, 2011
Income (loss) from continuing operations before taxes	$118.0	$80.3	$(112.8)	$85.5	$118.0	$99.4	$(131.9)	$85.5
Interest expense, net	7.4	20.6	55.1	83.1	7.4	26.1	49.6	83.1
Depreciation and amortization	41.4	33.1	13.5	88.0	41.4	36.4	10.2	88.0
Restructuring and other severance costs	3.2	8.0	0.2	11.4	3.2	8.0	0.2	11.4
Systems/organization establishment expenses	—	0.8	—	0.8	—	0.8	—	0.8
Acquisition and disposal costs	—	0.1	0.2	0.3	—	0.1	0.2	0.3
Loss on early extinguishment/modification of debt	2.9	4.8	8.9	16.6	2.9	4.8	8.9	16.6
Asset write-downs and other	0.1	0.1	0.7	0.9	0.1	0.1	0.7	0.9
Foreign exchange (gain) loss on financing activities, net	(2.8)	3.0	(3.4)	(3.2)	(2.8)	3.0	(3.4)	(3.2)
Other	—	0.2	0.4	0.6	—	0.2	0.4	0.6
Total Adjusted EBITDA from continuing operations	$170.2	$151.0	$(37.2)	$284.0	$170.2	$178.9	$(65.1)	$284.0

	As Reported				As Updated
($ in millions)	Lithium	Surface Treatment	Corporate and other	Consolidated	Lithium	Surface Treatment	Corporate and other	Consolidated
Three months ended March 31, 2014
Income (loss) from continuing operations before taxes	$28.1	$34.2	$(27.8)	$34.5	$28.1	$40.1	$(33.7)	$34.5
Interest (income) expense, net	(0.2)	3.0	11.4	14.2	(0.2)	3.1	11.3	14.2
Depreciation and amortization	11.5	7.7	6.0	25.2	11.5	8.7	5.0	25.2
Restructuring and other severance costs	3.5	0.6	—	4.1	3.5	0.6	—	4.1
Systems/organization establishment expenses	0.2	0.1	—	0.3	0.2	0.1	—	0.3
Acquisition and disposal costs	—	0.3	0.8	1.1	—	0.3	0.8	1.1
Foreign exchange (gain) loss on financing activities, net	(2.1)	(0.2)	2.9	0.6	(2.1)	(0.2)	2.9	0.6
Other	0.1	0.7	—	0.8	0.1	0.7	—	0.8
Total Adjusted EBITDA from continuing operations	$41.1	$46.4	$(6.7)	$80.8	$41.1	$53.4	$(13.7)	$80.8

Three months ended March 31, 2013
Income (loss) from continuing operations before taxes	$30.4	$27.2	$(50.3)	$7.3	$30.4	$32.2	$(55.3)	$7.3
Interest expense, net	0.7	3.0	19.7	23.4	0.7	3.2	19.5	23.4
Depreciation and amortization	11.1	7.9	3.4	22.4	11.1	8.8	2.5	22.4
Restructuring and other severance costs	3.9	2.2	0.2	6.3	3.9	2.2	0.2	6.3
Systems/organization establishment expenses	0.1	0.6	—	0.7	0.1	0.6	—	0.7
Acquisition and disposal costs	0.1	—	1.7	1.8	0.1	—	1.7	1.8
Foreign exchange loss (gain) on financing activities, net	0.6	(1.9)	16.4	15.1	0.6	(1.9)	16.4	15.1
Other	—	0.5	(0.1)	0.4	—	0.5	(0.1)	0.4
Total Adjusted EBITDA from continuing operations	$46.9	$39.5	$(9.0)	$77.4	$46.9	$45.6	$(15.1)	$77.4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWOOD HOLDINGS, INC.

	By:	/s/ ROBERT J. ZATTA
		Name:	Robert J. Zatta
		Title:	Chief Executive Officer and Chief Financial Officer (principal executive and principal financial officer)

Dated: August 27, 2014